Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Tax Credit Properties L.P. (the "Company") on Form 10-Q for the period ending December 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neal Ludeke, Chief Financial Officer of Richman Tax Credit Properties Inc., general partner of Richman Tax Credit Properties L.P., general partner of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Neal Ludeke
------------------------------------
by: Neal Ludeke
Chief Financial Officer of Richman Tax
Credit Properties Inc., general partner of
Richman Tax Credit Properties L.P.,
general partner of the Company
February 13, 2003